UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2010

First Busey Corporation

(Exact name of registrant as specified in its charter)

Nevada	0-15959	37-1078406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 W. University Ave.

Champaign, Illinois  61820

(Address of principal executive offices) (Zip code)

(217) 365-4516

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

☐	Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

☐	Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 19, 2010, the Company held its annual meeting of stockholders in Champaign, Illinois.  Of the 66,360,892 shares of common stock issued and outstanding as of the record date for the meeting, 54,527,796 shares were represented at the meeting in person or by proxy, constituting 82.17% of the outstanding shares.  At the meeting, the stockholders approved all of the director nominees and each of the proposals presented.  Further detail on each of the matters voted on by the stockholders is available in the Company’s proxy statement.

The final results of voting on each of the matters submitted to a vote of stockholders during the annual meeting are as follows:

1.	The election of ten directors to hold office until the 2011 annual meeting of stockholders or until their successors are elected and have qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
Joseph M. Ambrose	42,909,845	4,125,695	7,492,256
David J. Downey	40,868,921	6,166,619	7,492,256
Van A. Dukeman	44,295,843	2,739,697	7,492,256
David L. Ikenberry	42,444,295	4,591,245	7,492,256
E. Phillips Knox	42,533,289	4,502,251	7,492,256
V. B. Leister, Jr.	42,934,373	4,641,167	7,492,256
Gregory B. Lykins	43,301,566	3,733,974	7,492,256
August C. Meyer, Jr.	40,516,643	6,518,897	7,492,256
Douglas C. Mills	43,564,511	3,471,029	7,492,256
George T. Shapland	43,099,915	3,935,625	7,492,256

2.	The approval of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares.

Votes For	Votes Against	Abstentions
48,678,899	5,318,100	418,956

3.	The approval of the First Busey Corporation 2010 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,851,894	4,624,680	480,945	7,492,256

4.	The approval of the First Busey Corporation Employee Stock Purchase Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,747,316	764,810	411,073	7,492,256

5.	The approval of a non-binding, advisory proposal on the compensation of the named executive officers of the Company.

Votes For	Votes Against	Abstentions
52,186,450	1,665,235	676,111

Because the proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares was approved by the Company’s stockholders at the annual meeting, the Company filed a Certificate of Amendment to its Articles of Incorporation with the Nevada Secretary of State on May 21, 2010 to effect such amendment.

.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2010	First Busey Corporation

By:           /s/ David B. White
Name:  David B. White
Title:    Chief Financial Officer